Are Focus Fund
Schedule of Investments
October 31, 2024 (Unaudited)

COMMON STOCKS - 89.2%	Shares	Value
Capital Markets - 28.2%(a)
Brookfield Corp. - Class A	17,311,000	$917,483,000
KKR & Co., Inc.	9,921,000	1,371,479,040
Moody's Corp.	2,826,500	1,283,344,060
		3,572,306,100
Financial Services - 19.8%
Mastercard, Inc. - Class A	3,123,500	1,560,469,365
Visa, Inc. - Class A	3,253,000	942,882,050
		2,503,351,415
Hotels, Restaurants & Leisure - 2.6%
Airbnb, Inc. - Class A (b)	2,486,139	335,106,676

Life Sciences Tools & Services - 3.4%
Danaher Corp.	1,750,000	429,905,000

Real Estate Management & Development - 4.8% CoStar Group, Inc. (b)	8,337,746	606,904,531

Software - 23.0%
CCC Intelligent Solutions Holdings, Inc. (b)	10,681,398	111,193,353
Constellation Software, Inc.	502,500	1,515,436,205
Roper Technologies, Inc.	1,435,750	772,045,848
Topicus.com, Inc.	6,000,000	513,620,857
		2,912,296,263
Specialty Retail - 6.6%
CarMax, Inc. (b)	1,057,364	76,532,006
O'Reilly Automotive, Inc. (b)	665,000	766,838,100
		843,370,106
Textiles, Apparel & Luxury Goods - 0.8%
LVMH Moet Hennessy Louis Vuitton SE	154,617	102,931,590
TOTAL COMMON STOCKS (Cost $3,493,468,063)		11,306,171,681

REAL ESTATE INVESTMENT TRUSTS - 8.9%	Shares	Value
American Tower Corp.	5,273,000	1,125,996,420
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $419,815,798)		1,125,996,420

WARRANTS - 0.0%(c)	Contracts	Value
Software - 0.0%(c) Constellation Software, Inc., Expires 03/31/2040, Exercise Price $0.00 (b)(d)	628,500	0
TOTAL WARRANTS (Cost $0)		0
TOTAL INVESTMENTS - 98.1% (Cost $3,913,283,861)		12,432,168,101
Money Market Deposit Account - 1.2% (e)		149,024,737
Other Assets in Excess of Liabilities - 0.7%		85,774,101
TOTAL NET ASSETS - 100.0%		$12,666,966,939

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

SE - Societas Europeae

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	Represents less than 0.05% of net assets.
(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of October 31, 2024.

(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of October 31, 2024 was 3.05%.

Summary of Fair Value Disclosure as of October 31, 2024 (Unaudited)

Akre Focus Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2024:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$11,203,240,091	$102,931,590	$–		$11,306,171,681
Real Estate Investment Trusts	1,125,996,420	–	–		1,125,996,420
Warrants	–	–	0	(a)	0	(a)
Total Investments	$12,329,236,511	$102,931,590	$0	(a)	$12,432,168,101

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

(a)	Amount is less than $0.50.

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Warrants
Balance as of July 31, 2024	$-
Acquisitions	-
Dispositions	-
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation/	-
depreciation Transfer in and/or out of Level 3	-
Balance as of October 31, 2024	$-

Change in unrealized appreciation/depreciation for Level 3 investments held at October 31, 2024	$-

Type of Security	Fair Value at October 31, 2024	Valuation Techniques	Unobservable Input	Input Value(s)
Warrants	$-	Intrinsic Value	N/A	0.00%

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Akre Capital Management, LLC., as Advisor to the Fund and the Fund's Valuation Designee under Rule 2a-5 of the Investment Company Act of 1940, oversees valuation techniques.